                                                                   EXHIBIT 10.25
                                          CONFIDENTIAL TREATMENT HAS BEEN SOUGHT
                                        FOR PORTIONS OF THIS EXHIBIT PURSUANT TO
                                        RULE 24B-2 UNDER THE SECURITIES EXCHANGE
                                                       ACT OF 1934, AS  AMENDED.



                                LICENSE AGREEMENT



         THIS AGREEMENT is made this 10th day of August, 1998, between Exogen, Inc., a Delaware corporation having an office located at 10 Constitution Avenue, Piscataway, NJ 08855 ("Exogen"), and Smith & Nephew, Inc., a Delaware corporation acting on behalf of its Orthopaedic Division having an office located at 1450 Brooks Rd., Memphis, TN 38116 ("S&N").

                                P R E A M B L E :



         WHEREAS, S&N and Exogen are concurrently herewith entering into a Master Agreement ("Master Agreement"), United States Sales Representative Agreement ("Sales Rep Agreement") and other agreements relating to certain products that are covered by intellectual property owned by Exogen; and

         WHEREAS, S&N seeks to obtain and Exogen has agreed to grant to S&N a license under such intellectual property;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. DEFINITIONS

         1.1. "Affiliates" has the meaning ascribed to such term in the Master Agreement.

         1.2. "Intellectual Property" as used in this Agreement shall mean all intellectual property owned by Exogen relating to "Products" (as defined below), including the patents, patent applications, trademark registrations and trademark applications set forth in the attached Appendix A, together with all patent applications or patents that are continuations, continuations-in-part, divisional applications, reissues, extensions, or foreign counterparts thereof. The parties agree to supplement Appendix A in order to identify all intellectual property in all Territories covered by a Sales Rep/Distribution Agreement.

         1.3. "Territory" and "Territories" shall mean any area in which S&N has a Sales Rep/Distribution Agreement.

         1.4. "Products" shall have the same meaning as ascribed to such term in the applicable Sales Rep/Distribution Agreement.

         1.5 "Sales Rep/Distribution Agreement" shall mean the Rep Agreement, U.S. Stocking Distribution Agreement, Global Stocking Distribution Agreement or Individual Country Stocking Distribution Agreement (as such terms are defined in the Master Agreement).

2. GRANT OF LICENSE

         2.1. Exogen hereby grants to S&N and its Affiliates a royalty-free, nonexclusive right and license under the Intellectual Property to use and sell the Products within the Territory and to sublicense others to so do for the term of this Agreement subject to the terms and conditions of this Agreement. The parties acknowledge that the consideration paid by S&N to Exogen pursuant to the Master Agreement at the Initial Closing (as defined in the Master Agreement) shall serve as the consideration for this Agreement.

         2.2. Exogen hereby grants to S&N and its Affiliates an exclusive (except as to third party second source vendors of Exogen authorized to, from time to time, and capable of, manufacturing the Products ( each referred to as a "Manufacturer")) right and license under the Intellectual Property to manufacture or have manufactured the Products and to sublicense others to so do, in the United States and in such other territories as to which S&N then has the right to distribute or sell Products for the term of this Agreement subject to the terms and conditions of this Agreement. Provided, however, S&N and its Affiliates shall be permitted to manufacture or to have manufactured the Products pursuant to this subsection only in the event Exogen fails to provide or supply Products in accordance with the requirements of the Sales/Rep Distribution Agreement. S&N may begin such manufacturing commencing on the last day of the cure period provided for in the applicable Sales/Rep Distribution Agreement and ending on the date upon which Exogen resumes supplying Products to S&N in accordance with the applicable Sales/Rep Distribution Agreement ("Manufacturing Term"). Exogen shall provide S&N with written notice of Exogen's intent to resume supplying Products at least thirty (30) days prior to shipment of the Products. S&N shall be permitted to fill orders that have been submitted to S&N during the Manufacturing Term. During the term of this Agreement, Exogen shall maintain one or more Manufacturers with all information, material, technology, rights and know-how required to manufacture the finished Product which is ready for marketing in the Territory and otherwise enable the Manufacturer to manufacture Products. Exogen shall assign or transfer to S&N, to the extent assignable, all contracts (or portions thereof) and rights Exogen has with the Manufacturer with respect to the Products and otherwise assist S&N in procuring Products from the Manufacturer. S&N shall not be obligated to satisfy any obligation owed by Exogen to the Manufacturer. If the Manufacturer is unable or unwilling to provide Products to S&N, Exogen shall provide S&N with all information, materials, technology, rights and know-how required to manufacture the finished Products ready for marketing in the Territory. At the end of the Manufacturing Term or upon the expiration or earlier termination of this Agreement, S&N shall reassign and retransfer the documents and rights set forth in this section. The parties acknowledge that the consideration paid by S&N to Exogen pursuant to the Master Agreement at the Initial Closing (as defined in the Master Agreement) together with the "Royalty" (as defined below) shall serve as the consideration for this Agreement. S&N shall pay Exogen a royalty
("Royalty") equal to [****] of the Net Sales (as defined in the Sales Rep/Distribution Agreement) of Products manufactured by the Manufacturer or S&N during the Manufacturing Term; provided, however, S&N shall not be obligated to pay a Royalty on Net

------------------------------------
[****]      REPRESENTS  MATERIAL  WHICH HAS BEEN REDACTED  PURSUANT TO A REQUEST
            FOR  CONFIDENTIAL   TREATMENT  PURSUANT  TO  RULE  24B-2  UNDER  THE
            SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sales of Products sold by S&N under the Sales Rep/Distribution Agreement and manufactured under this License for a term equivalent to the period of time commencing on the date upon which S&N provides a notice of default to Exogen and ending on the date upon which S&N first receives Products from Manufacturer or S&N manufacturers Products. The Royalty shall be paid quarterly within 45 days after the end of each quarter. S&N shall keep and maintain detailed and accurate books and records with regard to Net Sales of Products and the calculation thereof. Exogen shall be entitled to review and audit such books and records from time to time during normal business hours upon reasonable notice to S&N and at Exogen's expense for the sole purpose of determining the accuracy of the Royalty payment calculation. S&N shall remit to Exogen the amount of any underpayment and interest thereon calculated at the rate of one percent (1%) per month, calculated from the dates that the relevant payments should have been made.

         2.3. Exogen and S&N (or its relevant Affiliates) shall execute a license or licenses in such other form or forms as may be necessary to give effect to this Agreement in any country where such is required to conform with the laws of any such country in respect of the Intellectual Property and such license or licenses shall be subject to all the terms and conditions of this Agreement.

         2.4. All rights and licenses granted by Exogen to S&N under or pursuant to this Agreement are and shall otherwise be deemed to be, for the purposes of
Section 365(n) of the United States Bankruptcy Code (the "Bankruptcy Code"), licenses or rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code or a "supplementary agreement" (as that term is used in the Bankruptcy Code) to such licenses and grants of intellectual property rights. Without limiting any of the other rights granted to S&N hereunder, all of the rights of S&N and obligations of Exogen hereunder shall also apply from the date a bankruptcy petition is filed by or against Exogen to the date this Agreement is rejected; it being the intent of the parties that this Agreement also grants S&N all of the rights, and imposes upon Exogen and the Exogen bankruptcy estate all of the obligations, referenced in Section 365(n)(4) of the United States Bankruptcy Code.

3. MARKING

         If S&N exercises its rights under Section 2.2 of this Agreement to manufacture or have manufactured the Products, S&N agrees that it will mark its product with the appropriate patent number in accordance with the patent laws within the Territory in which the Products are sold and will otherwise comply with the FDA labeling, product labeling and other requirements of S&N pursuant to the Master Agreement and the Sales Rep/Distribution Agreement.

4. TERM AND TERMINATION

         4.1. The term of this Agreement shall commence upon the date first above written. This Agreement shall continue in effect in a Territory as long as the Sales Rep/Distribution Agreement is effective in that Territory. If, however, the Sales Rep/Distribution Agreement terminates for a reason other than a breach by S&N, then the term of this Agreement shall be for the remaining term (including renewal options) of the Sales Rep/Distribution Agreement if the same had not terminated.

         4.2. S&N shall have the right to terminate this Agreement at any time and for any reason upon providing Exogen thirty (30) days' written notice of its intention to terminate.

5.  NOTICES

All notices under this Agreement shall be in writing and shall be deemed given if delivered in accordance with the terms of the Master Agreement.

6. REPRESENTATIONS AND WARRANTIES

         6.1. Exogen warrants and represents that it has full right, power, and authority to enter into this Agreement and to license such Intellectual Property to S&N.

         6.2. S&N warrants and represents that it has all requisite right and power to enter into this Agreement and perform its obligations hereunder.

         6.3.  Exogen  warrants  and  represents  that,  except  as set forth on
Schedule 8 to the Master Agreement, the Intellectual Property is free and clear of all liens, claims, encumbrances and interests. Exogen shall not, without the prior written approval of S&N, which approval shall not be unreasonably withheld, sell, transfer, convey, pledge or otherwise encumber the Intellectual Property or any Intellectual Property developed in the future relating to Products; provided, however, that Exogen shall not be precluded from granting a security interest in substantially all of its assets in connection with obtaining a loan or line of credit or similar financing from one or more financial institutions, provided Exogen delivers an effective and legally binding agreement from the secured party wherein the secured party agrees to subordinate its claims and interests to those of S&N and not to disturb, terminate or modify any rights S&N may have with respect to any security or collateral if the secured party exercises rights with respect to such security or collateral.

         6.4. Except as specifically set forth in this Agreement, Exogen makes no warranties to S&N with respect to the Products or any services. Exogen disclaims all implied warranties, including warranties of merchantability and fitness for a particular purpose.

         6.5. Neither Exogen nor S&N shall in any event be liable for any loss of profits, or for any special, incidental or consequential damages arising out of or in connection with the sale, use or performance of the Products.

7. SEVERABILITY

         If any provision of this Agreement shall be determined by a court of competent jurisdiction to be unenforceable, invalid or illegal for any reason, the other provisions shall be equitably modified by the parties so as to accomplish as closely as possible the original intent of the parties.

8. AMENDMENT AND WAIVER

         This Agreement may be amended only by an agreement in writing executed by both parties. The failure of either party to require the performance of any term of this Agreement, or the waiver by either party of any breach under this Agreement, shall not prevent a subsequent enforcement of such term or be deemed a waiver of any subsequent breach.

9. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware.

10. ENTIRE AGREEMENT

         This Agreement, together with the agreements referred to herein, contains the entire agreement of the parties with respect to the subject matter hereof and may not be changed, modified or rescinded except by a written instrument executed by all parties hereto.




                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties, intending to be legally bound, have executed this Agreement as of the day and year first above written.


                                            EXOGEN, INC.



                                            By: /s/ Patrick A. McBrayer
                                                -----------------------
                                            Name:   Patrick A. McBrayer
                                            Title:  President and
                                                    Chief Executive Officer




                                            SMITH & NEPHEW HOLDINGS, INC.



                                            By:  /s/ Larry W. Papasan
                                                 ---------------------
                                            Name:    Larry W. Papasan
                                            Title:   President
                                                     Orthopaedic Division

                                   APPENDIX A

                            U.S. AND FOREIGN PATENTS,
                           TRADEMARKS AND APPLICATIONS


(L) indicates license

PATENTS
Index No.      Number        Country       Status      Issued (Filing)    Inventor(s)             Description
                                                             Date
Ultrasound
------------------------------------------------------------------------------------------------------------------------
    1*       4530360        USA         Issued         7/23/85           Duarte          Method for Healing Bone
                                                                                         Fractures by Ultrasound
     2       5003965 /      USA         Issued         4/2/91            Talish /        Medical Device for Ultrasonic
             8042                                                        Lifshey         Treatment of Living Tissue
                                                                                         and/or Cells
    2A       1328485 /      Canada      Issued                           Talish /        Medical Device for Ultrasonic
             8042                                                        Lifshey         Treatment of Living Tissue
                                                                                         and/or Cells
     3       5186162 /      USA         Issued         2/16/93           Talish /        Ultrasonic Transducer Device
             0089                                                        Lifshey         for Treatment of Living
                                                                                         Tissues and/or Cells
     4       5211160 /      USA         Issued         5/18/93           Talish /        Ultrasound Orthopaedic
             0090                                                        Lifshey         Treatment Head and Body -
                                                                                         Mounting Means Therefor
     5       5520612 /      USA         Issued         5/28/96           Winder /        Acoustic System for Bone
             4031                                                        Talish / Ryaby  Fracture Therapy
    5A       Kokai #        Japan       Published      12/17/96          Winder /        Acoustic System for Bone
             8-332209                                                    Talish / Ryaby  Fracture Therapy
             601-11J
             (Cross
             Reference:
             Section 28)
    5B       080390 4031    Taiwan      Issued         8/11/96           Winder /        Acoustic System for Bone
                                                                         Talish et al    Fracture Therapy
     6       5556372 /      USA         Issued         9/17/96           Talish /        Apparatus for Ultrasonic Bone
             601-8                                                       Ryaby et al     Treatment (SAFHS 2000(R))
    6B       Pub.           EPO         Published      12/03/97          Talish /        Apparatus for Ultrasonic Bone
             #0-809-470                                                  Ryaby et al     Treatment (SAFHS 2000(R))
             601-8 PCT/EPO

-------------
* Patent Term Extension under 35 USC#156: Filed 12/5/94; Extension received 5/31/96; term extension --5 years to 11/12/2007.

Index No.      Number        Country       Status      Issued (Filing)    Inventor(s)             Description
                                                             Date
    6F       Kokai          Japan       Published      9/17/96           Talish /        Acoustic System for Bone
             #8-238284                                                   Ryaby et al     Fracture Therapy
             601-8 Japan
     7       5626554 /      USA         Issued         5/6/97            Ryaby /         Gel Containment Structure
             601-4                                                       Talish /
                                                                         McCabe
     8       5755746        USA         Issued         5/26/98           Talish /        Locator Method & Apparatus
             601-3FWC                                                    Lifshey
    8B       Pub.           EPO         Published      12/12/97          Talish /        Locator Method & Apparatus
             #0-810-844                                                  Lifshey
             601-3 PCT/EPO
    8D       PCT/US95-1     China       Published      3/14/98           Talish /        Locator Method & Apparatus
             96742.I                    #CN-1175195A                     Lifshey
             601-3
             PCT/China
     9       5762616 601-7  USA         Issued         6/9/98            Talish          Apparatus for Ultrasonic
                                                                                         Treatment of Sites
                                                                                         Corresponding to the Torso
    9A       PCT/US97       PCT         Published      9/18/97           Talish          Apparatus for Ultrasonic
             WO97 / 33649                                                                Treatment of Sites
             601-7 PCT                                                                   Corresponding to the Torso
    11       D380440 601-9  USA         Issued         7/1/97            Talish /        Ultrasonic Transducer Housing
                                                                         Ryaby /         (Design Patent)
                                                                         Urgovitch
    11A      Reg. #         Japan       Registered     8/29/97           Talish /        Ultrasonic Transducer Housing
             998899 601-9J                                               Urgovitch /     (Japanese Design Patent)
                                                                         Scowen / Ryaby
    12*      5730705        USA         Issued         3/24/98           Talish /        Ultrasonic Treatment for Bony
             661905 601-13                                               Ryaby /         Ingrowth
                                                                         Tanzer / Bobyn
    25A      WO98 / 10729   PCT         Published      3/19/98           Talish          Cast Punch
             601-19 PCT
    28       Kokai          Japan       Published      (10/28/97)        Winder /        Acoustic System for Bone
             #9-276352                                                   Talish / Ryaby  Fracture Therapy
             601-47 PCT
             Japan
             (Cross-reference:
             Section 5A)

-------------
*Co-owned between Exogen, Inc. and inventors.

Mechanical Strain
   2 (L)     5273028 /      USA         Issued         12/28/93          McLeod / Rubin  Non-Invasive Means for
             3009                                                                        In-Vivo Bone Growth
                                                                                         Stimulation
  2A (L)     183314         Mexico      Issued         5/23/93           McLeod / Rubin  Non-Invasive Means for
             1450-002                                                                    In-Vivo Bone Growth
                                                                                         Stimulation
  2C (L)     667113         Australia   Issued         5/26/93           McLeod / Rubin  Non-Invasive Means for
             2030/3009                                                                   In-Vivo Bone Growth
                                                                                         Stimulation
   3 (L)     5376065 3018   USA         Issued         12/27/94          McLeod / Rubin  Non-Invasive Method for
                                                                                         In-Vivo Bone Growth
                                                                                         Stimulation
   4 (L)     5103806 2025A  USA         Issued         4/14/92           McLeod / Rubin  Method for the Promotion of
                                                                                         Growth, Ingrowth & Healing of
                                                                                         Bone Tissue & Prevention of
                                                                                         Osteopenia by Mechanical
                                                                                         Loading of the Bone Tissue
   5 (L)     5191880 2025B  USA         Issued         3/9/93            McLeod / Rubin  Method for the Promotion of
                                                                                         Growth, Ingrowth & Healing of
                                                                                         Bone Tissue & Prevention of
                                                                                         Osteopenia by Mechanical
                                                                                         Loading of the Bone Tissue
Other
  1 (L)     4993413/        USA         Issued         2/19/91           McLeod /       Electromagnetic: Method and
            2032                                                         Rubin          Apparatus for Inducing a
                                                                                        Current and Voltage in Living
                                                                                        Tissue
    2       4719907         USA         Issued         1/19/88           Banko          Orthopedic Pin Placement Guide
            3.0-001




PATENT APPLICATIONS

Index No.       Number         Country       Status     Issued (Filing)    Inventor(s)             Description
                                                              Date


                                     [****]

---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TRADEMARKS

Index No.  Number            Country      Status        Issued (Filing)   Trademark
                                                        Date
    1      650974 10.1-002   USA          Registered    11/3/87           SAFHS(R)
   1A      7-112401 /        Japan        Listed        (10/31/95)        SAFHS(R)
           10.1-002J
   1B      548993 /          Canada       Registered    4/10/92           SAFHS(R)
           10.1-002C         Mexico
    2      74/530521         USA          Registered    7/11/95           EXOGEN(R)
           10.1-008
    3      720034 /          USA          Registered    7/16/96           SAFHS 2000(R)
           10.1-009
   3A      7 / 111521 /      Japan        Listed        (10/30/95)        SAFHS 2000(R)
           10.1-009J

TRADEMARK APPLICATIONS

Index No.  Number            Country      Status        Issued (Filing)   Trademark
                                                        Date
   2A      7-111520 /        Japan        Pending       (10/30/95)        EXOGEN(R)
           10.1-011J
   3A      7 / 111521 /      Mexico       Pending       (10/30/95)        SAFHS 2000(R)
           10.1-009J         Canada       Pending
    4      317,761 Exogen    USA          Pending       (7/1/97)          EXOGEN 2000(TM)
           10.-007